UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2012 – December 31, 2012

Item 1. Reports to Shareholders.

ANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

Royce Capital Fund– Micro-Cap Portfolio Royce Capital Fund– Small-Cap Portfolio

www.roycefunds.com

Performance and Expenses	Through December 31, 2012

						Annual
					Since Inception	Operating
Fund	One-Year	Five-Year	10-Year	15-Year	(12/27/96)	Expenses

Royce Capital Fund–Micro-Cap Portfolio	7.60%	1.96%	10.15%	10.86%	11.49%	1.34%

Royce Capital Fund–Small-Cap Portfolio	12.50	5.24	10.82	10.68	11.13	1.05

Russell Microcap Index	19.75	1.46	8.42	n.a.	n.a.[1]	n.a.

Russell 2000 Index	16.35	3.56	9.72	5.89	6.91[2]	n.a.

1 Data for the Russell Microcap Index goes back only to 2000.
2 Since Royce Capital Fund’s inception on 12/27/96.

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. All performance and expense information reflects results for each Fund’s Investment Class Shares. Service Class Shares bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses and, in the case of Royce Capital Fund–Micro-Cap Portfolio, acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies.

Series of Royce Capital Fund invest primarily in securities of small-cap and micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio may invest up to 35% of its net assets in foreign securities and Royce Capital Fund–Small-Cap Portfolio may invest up to 25% of its net assets in foreign securities. Investments in foreign securities may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. All indexes referenced are unmanaged and capitalization-weighted. Each indexes’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. Distributor: Royce Fund Services, Inc.

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Table of Contents

Annual Review

Performance and Expense Table	Inside Cover

Letter to Our Shareholders	2

Annual Report to Shareholders	7

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Charles M. Royce, President

One of the most interesting recent
developments in the equity markets,
particularly in the small-cap space,
has been the persistent disparity in
performance between high- and low-
quality companies. Over longer periods
of time, higher-quality companies
have differentiated themselves
from a performance standpoint,
especially compared to the lower
quality segments of the market. While
the aftermath of the financial crisis
altered this script, there are signs
that the dynamic is changing.

Historically, lower-quality companies
have tended to demonstrate their
most robust outperformance when
markets are in the initial recovery
phase following a recession or bear
market low. However, once economies
and markets move from recovery to
expansion, the rate of change in these
inputs begins to slow while leadership
tends to rotate back to higher-
quality companies, whose business
fundamentals are more compelling.

Continued on page 4...
Letter to Our Shareholders

Men can do nothing without the make-believe of a beginning.
–George eliot

See a Little Light
 When seeing out one year and ushering in another, it is important to remember that the calendar, useful though it may be, provides only one way of tracking time. Some people, for example, choose to look to spring for a new beginning, while others, more habituated to the rhythms of the school year, prefer the arrival of fall. The stock market, in all its caprice and unpredictability, most often eschews 12 month spans in favor of its own irregularly paced seasons. So we find ourselves, as we look back on 2012 and peer ahead to 2013, at one of those curious, familiar junctures when the calendar compels a shift that the market seems to have anticipated months before. From our perspective as active small-cap managers, the recent market cycle change was something of a watershed. In fact, it seems very likely to us that the 2012 small-cap low on June 4 signaled the end of the closely correlated, range-bound cycle of the last few years, a cycle that created ample disappointments for those of us committed to high quality, risk management, and long-term absolute returns. It is not yet clear that this June low will prove as auspicious as it looks to us at this writing. Suffice it to say that major market inflection points seldom do any of us the favor of announcing their arrival.
    It is equally important to emphasize that our new-found sanguine attitude is contingent on seeing in 2013 more of what we saw in the second half of 2012, particularly in last year’s closing months. During this period, investors were looking more closely at companies that possess sustainable quality in the form of strong balance sheets, high returns on invested capital, steady earnings, and reasonable dividends while paying a bit less attention to high-yield instruments, copiously leveraged stocks, and explosive growth surprises. We want to stress the extremely cautious nature of our optimism. The resurgence of quality off the June low was not decisive and has been thus far short lived. However, in our view, it did mark a subtle and significant shift that grew more pronounced in the fourth quarter,

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most notably in October and November when share prices went wobbly from the impact of Hurricane Sandy and the aftermath of the elections, which included periods of recurrent anxiety over the then-looming fiscal cliff.

      Quality shone through in this more uncertain period. Throughout most of our first 35 years of managing portfolios, this resilience would have been unexceptional, and hardly worth mentioning, because quality companies have historically defended well. However, since the spring of 2010—and even more dramatically since the April 2011 small-cap high—little of what worked historically has enjoyed success. This has made the last five years—the last three particularly—among the most frustrating periods of our 40 years in business. With retrospective clarity, perhaps we should have suspected that something was amiss, or at least historically aberrant, when stocks rebounded so quickly and dynamically from the March 2009 bottom. Considering that the recession which began in 2007 was made far worse by the global financial crisis in the fall of 2008, the market’s surge may have been too much too soon, welcome though it was.
      In any event, investors soon became more than a little wary, shuffling in and out of stocks with little regard for business fundamentals and too much for macro headlines, nearly all of them negative. Unable to establish any clear direction, the market sputtered as it rose and wheezed as it stumbled. It often seemed as though many of the investors who were frantically shoving money in and pulling it out again weeks, days, or hours later were the same people decrying the mercurial nature of asset prices and questioning whether equities were any longer a viable investment option. Along the way, results for passive investment approaches began to outpace those of an ever-larger number of active managers. So it is with a large measure of relief that we bid a tentative and hopeful good-bye to all that as we look ahead to better, more stable days.
From our perspective as active
small-cap managers, the recent
market cycle change was something
of a watershed. In fact, it seems very
likely to us that the 2012 small-cap
low on June 4 signaled the end of
the closely correlated, range-bound
cycle of the last few years, a cycle
that created ample disappointments
for those of us committed to high
quality, risk management and
long-term absolute returns.

The Wall of Worry
An old adage has it that “the market climbs a wall of worry” during those times when stocks behave bullishly in the face of negative news or perceptions. It seems clear to us that in 2012, the market scaled just such a wall. Consider the following: For the most part, the bearish second quarter eroded, but did not undo, the gains achieved in the first. The year’s final six months found many investors still behaving coolly toward equities and a host of large-scale economic and fiscal issues yet to be fully worked through. As the year closed, a fiscal cliff deal had yet to be reached, various European nations continued to flirt with financial peril, and China was still growing at a slower pace than in previous boom years. In addition, there was a typically contentious presidential election preceded by a disastrous hurricane that swept through the world’s financial capital. Yet the market ultimately shrugged off most of these concerns.
      Share prices did not skyrocket following the June 4 small-cap low. July, in fact, saw a downturn for most stocks. But August and September were highly rewarding months that enabled equities to rally decisively enough to post impressive third-quarter results. For the quarter, the small-cap Russell 2000 Index gained 5.3%, while the large-cap S&P 500 and
An old adage has it that “the
market climbs a wall of worry”
during those times when stocks
behave bullishly in the face of
negative news or perceptions.
It seems clear to us that in 2012
the market scaled just such a wall.

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However, the four rounds of QE
have created an extended tailwind
for low-quality companies. Highly
levered businesses—a low quality
attribute from our standpoint—have
benefited from the sharp drop in the
cost of capital that has accompanied
the Fed’s bond buying programs.
Access to capital has simultaneously
improved, allowing weaker companies
to stave off potential financing
challenges. This is particularly
relevant in the smaller company space
where financing is often tenuous.
Interestingly, companies with large
net cash positions have also lagged
as that cash has been viewed as an
unproductive asset that generates
little or no return, even though it
provides a healthy margin of safety
and is often the result of profitability.
Even allowing for strong second-half
results, high-quality small-caps look
highly attractive to us relative to both
their lower-quality counterparts and
their high-quality peers in the
large-cap space.

The drop in market volatility back to
pre-crisis levels, as measured by the
VIX, has contributed to the relative
strength of low-quality companies.
Investors’ appetite for riskier assets
tends to correlate with sharp moves—
both up and down—in volatility.
As the more violent swings in the
market dissipated, investors were
increasingly willing to embrace the
added risk associated with lower
quality enterprises.

Continued on page 6...

Letter to Our Shareholders

Russell 1000 Indexes were up 6.4% and 6.3%, respectively, and the more tech-oriented Nasdaq Composite climbed 6.2%. Following the strong third quarter, equities took a bit of a breather in October, before rallying again in November and December, which repeated to some degree the third quarter’s pattern, though with far more modest or slightly negative results. For the fourth quarter, the Russell 2000 was up 1.9%, the Russell 1000 rose 0.1%, the S&P 500 was off 0.4%, and the Nasdaq Composite fell 3.1%.
    The end result was a strong calendar year, especially compared to 2011, with each major equity index posting double-digit returns. In 2012, the Russell 2000 gained 16.3%, the S&P 500 rose 16.0%, the Russell 1000 was up 16.4%, and the Nasdaq Composite increased 15.9%. Three-year returns for the major indexes were also strong, with each again posting double-digit average annual total returns. For the three-year period ended December 31, 2012, the Russell 2000 led with a gain of 12.2%. The Russell 2000, Russell 1000, and S&P 500 each finished the year within 2.5% of their respective highs established during 2012’s third quarter, while the Nasdaq Composite remained 40.2% below its peak from March 10, 2000.
    Non-U.S. equities also enjoyed a strong second half after starting the year with generally lower gains when stacked against their domestic cousins. The Russell Global ex-U.S. Small Cap Index climbed 8.3% in the third quarter, while the Russell Global ex-U.S. Large Cap Index rose 7.7%. In contrast to the domestic indexes, these strong third-quarter performances were followed by consistently positive results in the fourth quarter. The Russell Global ex-U.S. Small Cap Index was up 4.8% versus a gain of 5.8% for the Russell Global ex-U.S. Large Cap Index. For the full year, small-caps were the leaders, with the Russell Global ex-U.S. Small Cap Index gaining 18.8% while the Russell Global ex-U.S. Large Cap Index was up 17.0%. So while the perception persists that non-U.S. markets are a mess—a perception based on the uncertain debt and currency situations in Europe and slower-than-desired growth in developing countries—the reality is that stocks across the globe finished the year with highly attractive results.
    Shifting back stateside finds that micro-cap stocks enjoyed a very strong year. After finishing the first half with an enviable 13.0% return, the Russell Microcap Index climbed 5.9% in the third quarter and was essentially flat in the fourth, up 0.04%, which gave the index a 19.7% increase in 2012. Mid-cap stocks also experienced robust results for the calendar year—the Russell Midcap Index was up 17.3% in 2012.

Good-Bye to All That (We Hope)
We have previously discussed the reasons for recent performance disappointments, but they are worth recapping for what we would like to think will be the last time, at least for a while. Beginning with 2007’s recession and moving through the global financial crisis into the early days of June 2012, the markets were highly volatile, closely correlated, and frequently disappointing. This pattern could first be seen emerging in the spring of 2010 and was cast in harder material by the small-cap high on April 29, 2011. So while the one- and three-year numbers for the major domestic indexes were strong through the end of 2012, investors continue to be leery of the market, most probably owing to its lack of a sustainable course, bullish or bearish, especially in the roughly 13-month period

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between the April 2011 high and the 2012 low in early June. More importantly, this cycle of high correlation proved very difficult for certain Royce-managed portfolios.
     Throughout this time, we remained patient and disciplined, resolutely searching for companies that met our standards for quality and attractive valuation while investors grew more interested in other matters. On the one hand, they sought safety in fixed income instruments, utilities, or high-yielding vehicles such as REITs and MLPs; on the other hand they looked for fast, dramatic growth, which most often came from highly leveraged companies in which we take no interest. For our part, we continued to see many companies across several sector and industry groups that answered to our preferred combination of quality and value. However, many of the largest company, industry, and/or sector weightings in some portfolios have fared poorest, including those in the Energy, Materials, and Information Technology sectors. While all of this has been frustrating, none of it has changed the way in which we invest or construct portfolios. As we said in our Semiannual Review and Report, patience and discipline are not virtues to which we pay lip service. Our investment horizon will remain squarely focused on the long term, as it has for 40 years.

New Cycle, New Balance
The recent era of low rates and ample liquidity has not changed our view of the importance of strong balance sheets, high returns on invested capital, cash flow, or dividends. Many small-cap companies that possess any number of these characteristics underperformed the Russell 2000 in 2010, 2011, and the first half of 2012, which definitely hampered the effectiveness of our disciplined approach. This can be seen in the Funds’ one-, three-, and even five-year results through the end of 2012. We did not enjoy watching so many portfolio favorites languish. But not once did any of us consider changing our core principles. We knew that we were in a highly anomalous market, one that we may not see again for more than a generation. So we stayed patient and consistent while we waited for the cycle to shift.
     Our contention is that quality stocks underperformed through much of the recent cycle of correlation owing to both the zero-interest-rate policies that the Fed has implemented over the last few years and the related rounds of quantitative easing. With interest rates so low, companies were finding it very easy to restructure debt or take on more of it. The price companies were paying to do so was miniscule, so investors acted accordingly by rewarding a number of fast-growing, highly leveraged businesses while often ignoring those with strong balance sheets. In an environment where the cost of debt has been virtually nil, low-debt companies lost their traditional advantage. (Our Sidebar piece provides some more details.) However, we also suspect that we have reached a stage where this advantage is diminishing because rates have been historically low for a few years now and monetary stimulus no longer has the same dramatic impact it had with the first two or three rounds of quantitative easing. In addition to their stalwart second-half returns, we think this is a good sign for high-quality small-cap stocks.

We did not enjoy watching so many
portfolio favorites languish. But
not once did any of us consider
changing our core principles.
We knew that we were in a highly
anomalous market, one that we
may not see again for more than a
generation. So we stayed patient
and consistent while we waited for
the cycle to shift.

We feel confident that the market
has entered a cycle in which stock
picking matters. Our optimism,
cautious as it is, is bolstered by
the fact that in the years ahead
earnings growth can accelerate for
small caps and should be robust as
the economy continues to improve.

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The current preference for passive
strategies and ETFs at the expense of
active management has also played
a role. Within small-cap, active
managers, especially those with a
long-term orientation, tend to have a
quality bias in their portfolios, while
passive index vehicles, especially those
meant to replicate the Russell 2000,
have no bias other than market cap
and therefore have a higher weighting
in lower-quality companies. Persistent
redemptions of actively managed
funds combined with modest inflows
to ETFs have further distorted the low
quality/high performance differential.

The key question, then, is when will
this change? It is our view that it may
already have begun. Interest rates,
while at historic lows, cannot fall much
lower. In fact, each successive round
of quantitative easing is exerting
less and less pressure on rates while
at the same time raising the specter
of increased inflation down the
road. While liquidity should remain
abundant, the rate of change in the
cost of capital has clearly peaked. By
the same token, the rate of decline
in market volatility has significantly
slowed with the VIX now back to its
long-run averages. And while the
global economy continues to grow,
GDP statistics are anything but robust.
Low-quality companies have had an
extended moment in the sun, but it is
our strong belief that we are entering
a new era for quality.

Letter to Our Shareholders

A Quality Cycle?
As correlation continues to abate, we expect to see more opportunities for quality stocks to flourish. This is ultimately why we were not surprised by the market’s strength in the second half, even with ample ongoing uncertainty. We feel confident that the market has entered a cycle in which stock picking matters. Our optimism, cautious as it is, is bolstered by the fact that in the years ahead earnings growth can accelerate for small-caps and should be robust as the economy continues to improve. While many companies are hesitant about capital expenditures, those issues have more to do with timing. That is, businesses were not willing to start spending until the President and Congress struck a deal. Yet our meetings with management teams have convinced us that there is no question about their willingness to invest.
     In this context, it is worth mentioning that the tax and stimulus deal that was struck early in January still left important matters such as infrastructure spending, entitlements, and the next debt ceiling increase unresolved. So there will be opportunities for political intransigence to potentially affect the markets in 2013, and it will be interesting to see how investors respond to additional rounds of fiscal gridlock. Our thought is that greater levels of attention to business fundamentals will remain high. We believe that equities will continue their positive performance into 2013, that quality-oriented companies and active management approaches, especially within the small-cap universe, will continue their resurgence, and that non-U.S. small-caps will continue to surprise on the upside. We are very happy to say that it looks like a new, more historically typical cycle has begun.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2013

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Royce Capital Fund 2012 Annual Report to Shareholders | 7

Royce Capital Fund–Micro-Cap Portfolio

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July-December 2012[1]			5.08%

One-Year			7.60

Three-Year			7.16

Five-Year			1.96

10-Year			10.15

15-Year			10.86

Since Inception (12/27/96)			11.49

ANNUAL EXPENSE RATIO

Operating Expenses			1.34%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RCM	Year	RCM

2012	7.6%	2004	13.8%

2011	-12.1	2003	49.2

2010	30.1	2002	-12.9

2009	57.9	2001	29.7

2008	-43.3	2000	18.5

2007	4.0	1999	28.1

2006	21.1	1998	4.1

2005	11.6	1997	21.2

TOP 10 POSITIONS % of Net Assets

Marten Transport			1.2%

Graham Corporation			1.2

Perry Ellis International			1.2

Anaren			1.2

Olympic Steel			1.1

Patriot Transportation Holding			1.1

Universal Stainless & Alloy Products			1.1

GP Strategies			1.1

Quaker Chemical			1.0

Kennedy-Wilson Holdings			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			20.5%

Materials			14.9

Information Technology			13.7

Consumer Discretionary			13.5

Health Care			9.7

Energy			7.9

Financials			5.4

Consumer Staples			1.7

Telecommunication Services			0.8

Utilities			0.1

Miscellaneous			4.8

Cash and Cash Equivalents			7.0

Manager’s Discussion
Two thousand twelve was a difficult year for Royce Capital Fund–Micro-Cap Portfolio (RCM), which made for a poor relative performance for the calendar year. The Fund was up 7.6% in 2012, trailing its benchmark, the Russell Microcap Index, and the small-cap Russell 2000 Index, which posted respective calendar-year gains of 19.7% and 16.3%. RCM struggled to keep pace with both indexes following a micro-cap high on March 26, 2012 (this high lasted into September). During the first half of the year, the Fund was up 2.4% versus gains of 13.0% for its benchmark and 8.5% for the small-cap Russell 2000 Index for the same period. The second half was only slightly better.
     While the rally that enlivened the summer months was welcome for stocks as a whole, it bore too close a resemblance to 2012’s first quarter, a period in which the Fund acquitted itself well on an absolute basis but trailed both the micro-cap and small-cap indexes. For the third quarter, RCM gained 4.5% versus 5.9% for its benchmark and 5.3% for the Russell 2000. The Fund thus remained behind as we entered the fourth quarter, a more unsettled period in which we would typically expect the portfolio to have fared better, particularly on a relative basis. Attempting to make sense of Hurricane Sandy, the elections, the looming fiscal cliff, and the initiation of a fourth round of monetary stimulus in mid-December, the markets weaved first this way then that, finishing the quarter for the most part flat to slightly negative. RCM was up 0.6% in the year’s final quarter compared to gains of 0.03% for the Russell Microcap and 1.9% for the Russell 2000.
     The Fund’s heavier weightings in more economically sensitive areas of the micro-cap space—including Materials and Energy—hindered results for the calendar year. This left us in a dilemma that is typically far more temporary—our disciplined approach and preference for bargain-priced companies with strong balance sheets and above-average returns on invested capital have led us to companies that have had far more muted participation in recent rallies while they have been just as fully sold off during downturns. Needless to say, this frustrating pattern has persisted for far longer than any of us would like. RCM outperformed the Russell Microcap from the previous small-cap peak on July 13, 2007 through December 31, 2012, up 2.4% versus -6.9%. The Fund also outpaced its benchmark for the five- and 10-year periods ended December 31, 2012, while it beat the Russell 2000 for the 10-, 15-year, and since inception (12/27/96) periods. (Data for the micro-cap index goes back only as far as 2000.)
The Fund’s average annual total return since inception was 11.5%.

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

GP Strategies	0.57%

Geospace Technologies	0.49

Super Group	0.45

Kensey Nash	0.44

Perry Ellis International	0.40

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the results of the Investment Class (its oldest class). Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

8 | Royce Capital Fund 2012 Annual Report to Shareholders

Performance and Portfolio Review

     There was significant bifurcation in the micro-cap market in 2012, where strong performance came from two extremes in the asset class while many companies left in the middle languished. This barbell-shaped market consisted of high-yielding, fixed-income-looking issues at one end—primarily REITs (real estate investment trusts) and MLPs (master limited partnerships), which many investors saw as more stable. The other end was made up of companies that were growing very quickly but were mostly more speculative types of companies that lacked the strong business qualities that we seek for the portfolio. These were primarily higher-growth and higher-risk investments in sectors and industries such as biotech, fast-growing consumer oriented companies, and high-growth tech stocks. Very few investors were interested in the kinds of micro-cap companies that were attracting our attention—businesses with good balance sheets and solid returns on invested capital. The bulk of these stocks apparently looked too risky to one segment of investors and not fast-growing enough to another.
     Top-ten holding GP Strategies provides customized training services for a growing number of industries in the U.S. and U.K. We have long admired both its business and its successful execution in challenging markets for its industry. Several acquisitions over the last few years also helped its business to improve, something increasing numbers of investors began to notice. Geospace Technologies makes seismic data instruments. Innovations with wireless technology and strong margins kept its stock price climbing through much of the year. We began to take gains in February. We began to sell our shares in Super Group more aggressively in October. This Singapore based business makes breakfast cereal, instant beverages, and other food products. Double digit sales and profit growth in its fiscal third quarter gave its stock price a lift.
     Canadian gold mining business Richmont Mines detracted most from performance in 2012. The company’s CEO resigned in February before the firm announced revised reserve and resource guidance on several mines. These struggles were compounded when a mine closed in November. We began to sell our shares in December. Lamprell faced its own share of trouble in 2012. While the firm remains a leader in the repair and refurbishment of drilling rigs, it had problems with suppliers in its efforts to enter the rig construction business. Its share price then fell more dramatically in May when the company issued the first of five profit warnings on the heels of insider selling. Our thought was that this historically well-run business could learn from these missteps, benefit from its new management, and eventually recover.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Richmont Mines	-0.57%

Lamprell	-0.53

ChinaCast Education	-0.46

Global Power Equipment Group	-0.29

hhgregg	-0.29

[1] Net of dividends

ROYCE CAPITAL–MICRO-CAP VS. RUSSELL MICROCAP AND RUSSELL 2000 Value of $10,000 Invested on 6/30/00 (Russell Microcap Inception)

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

	Fund Net Assets	$580 million

	Number of Holdings	206

	Turnover Rate	21%

	Average Market Capitalization[1]	$369 million

	Weighted Average P/E Ratio[2,3]	15.1x

	Weighted Average P/B Ratio[2]	1.5x

	U.S. Investments (% of Net Assets)	61.7%

	Non-U.S. Investments (% of Net Assets)	31.3%

	Ticker Symbol
	Investment Class	RCMCX
	Service Class	RCMSX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (22% of portfolio holdings as of 12/31/12).

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RCM	1.96%	24.89	0.08

Russell Microcap	1.46	25.61	0.06

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

Royce Capital Fund 2012 Annual Report to Shareholders | 9

Royce Capital Fund–Small-Cap Portfolio

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July-December 2012[1]			6.98%

One-Year			12.50

Three-Year			9.46

Five-Year			5.24

10-Year			10.82

15-Year			10.68

Since Inception (12/27/96)			11.13

ANNUAL EXPENSE RATIO

Operating Expenses			1.05%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RCS	Year	RCS

2012	12.5%	2004	25.0%

2011	-3.3	2003	41.1

2010	20.5	2002	-13.8

2009	35.2	2001	21.0

2008	-27.2	2000	33.3

2007	-2.1	1999	8.2

2006	15.6	1998	8.9

2005	8.6	1997	17.1

TOP 10 POSITIONS % of Net Assets

Buckle (The)			3.0%

NETGEAR			3.0

Unit Corporation			2.9

Jos. A. Bank Clothiers			2.8

Chemed Corporation			2.6

Guess?			2.3

G-III Apparel Group			2.3

Plantronics			2.2

Innospec			2.2

Shoe Carnival			2.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			30.0%

Information Technology			21.9

Financials			10.3

Health Care			9.2

Industrials			6.8

Energy			6.0

Consumer Staples			4.4

Materials			3.5

Miscellaneous			2.4

Cash and Cash Equivalents			5.5

Manager’s Discussion
In contrast to most of its history, struggles during bearish or otherwise volatile periods hurt the calendar-year relative results for Royce Capital Fund–Small-Cap Portfolio (RCS), even as the Fund turned in a solid absolute performance. RCS gained 12.5% in 2012, lagging its small-cap benchmark, the Russell 2000 Index, which rose 16.3% for the same period. The Fund managed a strong start to the year, up 12.0% for the first quarter compared to 12.4% for its benchmark. The second quarter was hurt by worries about European sovereign debt, a recession here at home, and slow growth in China, all of which helped to drive share prices down from late March through the early days of June. The result was RCS’s worst quarter of the year on both a relative and absolute basis. During the period, the Fund fell 6.1% versus a decline of 3.5% for the small-cap index.
     In the Semiannual Report we discussed the challenges we have faced over the last two-and-a-half years, with the equity markets running high levels of correlation within a fairly narrow range of returns. These difficulties were made worse by the market’s overall neglect of quality through much of this period. Strong balance sheets, high returns on invested capital, and ample free cash flow were not high on investors’ list of desired attributes. However, by the end of June the market appeared more interesting to us on a risk-reward basis than it had in many months, which in large part accounted for RCS’s solid second half. It also helped that the market in general was both less volatile and more steadily bullish than in the year’s first six months. For the third quarter, RCS rose 5.4%, just ahead of the Russell 2000’s 5.3% increase. The fourth quarter, however, saw the Fund give up a little ground, up 1.5% compared to 1.9% for the small-cap index. The upshot was that the Fund was more competitive with its benchmark from the June 4, 2012 small-cap low through December 31, 2012, up 14.3% compared to 16.3% for the small-cap index.
     Longer-term results were strengthened by RCS’s showing during the last full market cycle—the Fund was up 13.5% versus 5.6% for the small-cap index from the previous small-cap peak on July 13, 2007 through the most recent small-cap high on March 26, 2012. RCS outpaced the Russell 2000 for the five-, 10-, 15-year, and since inception (12/27/96) periods ended December 31, 2012. The Fund’s average annual total return since inception was 11.1%.
     Each of the Fund’s nine equity sectors contributed positively to returns in 2012. Consumer Discretionary led by a wide margin, bolstered by the portfolio’s top-three performing industry groups—specialty retail, textiles, apparel & luxury goods, and auto

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Dorman Products	1.55%

American Eagle Outfitters	0.78

Federated Investors Cl. B	0.73

Ascena Retail Group	0.70

Allied World Assurance Company Holdings	0.69

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

10 | Royce Capital Fund 2012 Annual Report to Shareholders

Performance and Portfolio Review

components. The last of these was home to RCS’s best-performing holding in 2012, aftermarket auto parts manufacturer Dorman Products. We like its low debt and leading position in its business; Dorman is typically first in the marketplace with non-OEM parts. Since 2009, the company has benefited from people keeping their cars longer in the slow-growing economy. We began to take gains in September.
     We remained optimistic about the long-term prospects for asset manager and money market specialist Federated Investors, which we first began to buy in the portfolio during October 2008. New regulations that will affect money market funds have still not materialized, and the consensus has been that the longer this process takes, the less draconian the new rules are likely to be. Its share price was volatile in 2012, and we added to our position in December. Our contention is that interest rates are likely to rise at some point, which should help its business. It was a top-25 position at the end of December. A new CEO as of fall 2011 and a newly disciplined focus on return on capital were positive developments for American Eagle Outfitters, a retailer that designs, markets, and sells its own brand of casual clothing. Its shares reached a high in mid-October, and we began adding to our stake later that month as its price slid. We also built our position in Ascena Retail Group, a long-time Royce favorite that operates as a specialty retailer for women and tween girls. Its brands include Justice, Lane Bryant, maurices, and dressbarn. In June 2012, the firm completed its acquisition of plus-size women’s retailer Charming Shoppes. We remain confident in what we see as a well-run business with a proven ability to execute profitably during a challenging period for many clothing retailers.
     We have long seen men’s clothier—and top 10 holding—Jos. A. Bank Clothiers as the kind of poorly understood business that we find intriguing. Its discount-driven business model is not a favorite on Wall Street since the company emphasizes net income over profit margins and willingly sacrifices price for volume. However, the company has very little debt and has historically enjoyed strong sales and positive earnings. While we wish it allocated capital in a more shareholder-friendly fashion, such as paying a dividend and/or buying back stock, the company runs its cash-rich business effectively. Disappointing earnings in April and October hurt the stock’s performance in 2012. By early January 2013, we had sold our position in Meadowbrook Insurance Group. The company’s growth was spurred by writing underpriced policies, which left it with inadequate reserves when the time came to pay out.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Meadowbrook Insurance Group	-0.57%

Jos. A. Bank Clothiers	-0.41

ManTech International Cl. A	-0.41

Super Micro Computer	-0.40

IXYS Corporation	-0.31

[1] Net of dividends

ROYCE CAPITAL–SMALL-CAP VS. RUSSELL 2000 Value of $10,000 Invested on 12/27/96

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

	Fund Net Assets	$772 million

	Number of Holdings	76

	Turnover Rate	62%

	Average Market Capitalization[1]	$1,146 million

	Weighted Average P/E Ratio[2,3]	12.6x

	Weighted Average P/B Ratio[2]	1.6x

	U.S. Investments (% of Net Assets)	86.7%

	Non-U.S. Investments (% of Net Assets)	7.8%

	Ticker Symbol
	Investment Class	RCPFX
	Service Class	RCSSX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/12).

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/12

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RCS	5.24%	21.46	0.24

Russell 2000	3.56	24.55	0.15

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

Royce Capital Fund 2012 Annual Report to Shareholders | 11

Schedules of Investments

Royce Capital Fund–Micro-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 93.0%

Consumer Discretionary – 13.5%
Auto Components - 1.0%
Drew Industries	147,688	$4,762,938
Fuel Systems Solutions [1]	88,300	1,298,010

		6,060,948

Diversified Consumer Services - 0.8%
Lincoln Educational Services	870,493	4,866,056

Household Durables - 1.2%
Cavco Industries [1]	104,404	5,218,112
†Skullcandy [1,2]	225,600	1,757,424

		6,975,536

Internet & Catalog Retail - 1.0%
GS Home Shopping	18,000	2,563,789
Manutan International	44,100	1,956,436
Vitacost.com [1]	177,100	1,200,738

		5,720,963

Leisure Equipment & Products - 0.4%
Callaway Golf	406,412	2,641,678

Media - 0.3%
Saraiva S/A Livreiros Editores	124,500	1,587,981

Specialty Retail - 6.0%
Buckle (The)	76,025	3,393,756
Cato Corporation (The) Cl. A	124,300	3,409,549
Citi Trends [1]	184,276	2,535,638
hhgregg [1,2]	397,043	2,787,242
Jos. A. Bank Clothiers [1]	63,570	2,706,810
Kirkland’s [1]	433,980	4,595,848
Padini Holdings	5,240,000	3,183,331
Shoe Carnival	260,300	5,333,547
Stein Mart	615,610	4,641,699
Zumiez [1]	113,400	2,201,094

		34,788,514

Textiles, Apparel & Luxury Goods - 2.8%
Calida Holding	58,000	1,619,508
†Geox [2]	560,000	1,619,284
Maidenform Brands [1]	146,100	2,847,489
Perry Ellis International	341,230	6,790,477
True Religion Apparel	75,600	1,921,752
Van de Velde	27,550	1,245,887

		16,044,397

Total (Cost $71,295,862)		78,686,073

Consumer Staples – 1.7%
Food Products - 1.4%
Asian Citrus Holdings	4,118,000	1,959,141
Legumex Walker [1]	378,800	2,456,278
Sipef	30,900	2,420,604
Super Group	422,900	1,125,714
Waterloo Investment Holdings [1,3]	1,303,907	190,631

		8,152,368

Personal Products - 0.3%
Nutraceutical International	105,400	1,743,316

Total (Cost $8,909,369)		9,895,684

Energy – 7.9%
Energy Equipment & Services - 5.9%
Canadian Energy Services & Technology	521,500	5,557,354
Dawson Geophysical [1]	116,829	3,081,949
Geospace Technologies [1]	19,832	1,762,470
Gulf Island Fabrication	169,688	4,077,603
Lamprell	1,303,600	1,988,688
Natural Gas Services Group [1]	241,375	3,963,377
Tesco Corporation [1]	294,080	3,349,571
TGC Industries	537,277	4,400,299
Total Energy Services	385,800	5,813,956

		33,995,267

Oil, Gas & Consumable Fuels - 2.0%
Gran Tierra Energy [1]	444,100	2,446,991
†Renewable Energy Group [1]	192,800	1,129,808
Sprott Resource	1,203,300	5,262,245
Triangle Petroleum [1]	456,104	2,732,063
Uranium Resources [1]	551,225	176,392

		11,747,499

Total (Cost $34,126,794)		45,742,766

Financials – 5.4%
Capital Markets - 2.4%
FBR & Co. [1]	625,209	2,419,559
Gluskin Sheff + Associates	228,500	3,438,871
GMP Capital	295,700	1,739,062
INTL FCStone [1]	207,569	3,613,776
U.S. Global Investors Cl. A	198,700	796,787
Westwood Holdings Group	44,427	1,817,064

		13,825,119

Commercial Banks - 0.7%
Bancorp (The) [1]	171,194	1,877,998
BCB Holdings [1]	1,303,907	460,694
Pacific Continental	178,800	1,739,724

		4,078,416

Insurance - 0.7%
American Safety Insurance Holdings [1]	148,000	2,800,160
Navigators Group [1]	29,536	1,508,404

		4,308,564

Real Estate Management & Development - 1.6%
Kennedy-Wilson Holdings	417,330	5,834,273
Midland Holdings	4,900,000	2,379,471
Syswin ADR [1]	434,568	843,062

		9,056,806

Total (Cost $34,981,327)		31,268,905

12 | Royce Capital Fund 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Health Care – 9.7%
Biotechnology - 0.9%
Burcon NutraScience [1]	140,303	$589,273
Dyax Corporation [1]	717,416	2,496,608
Lexicon Pharmaceuticals [1]	1,018,079	2,260,135

		5,346,016

Health Care Equipment & Supplies - 3.8%
Cerus Corporation [1,2]	555,557	1,755,560
CryoLife	325,589	2,028,420
Exactech [1]	208,898	3,540,821
Merit Medical Systems [1]	186,035	2,585,887
SurModics [1]	213,378	4,771,132
Syneron Medical [1]	502,485	4,356,545
Young Innovations	37,857	1,491,944
†ZELTIQ Aesthetics [1,2]	303,069	1,403,209

		21,933,518

Health Care Providers & Services - 2.3%
CorVel Corporation [1]	78,123	3,502,254
IPC The Hospitalist [1]	35,724	1,418,600
PDI [1]	561,720	4,269,072
U.S. Physical Therapy	143,560	3,953,642

		13,143,568

Health Care Technology - 0.1%
Epocrates [1]	107,700	949,914

Life Sciences Tools & Services - 1.0%
BioClinica [1]	218,985	1,252,594
EPS Corporation	1,700	4,355,699

		5,608,293

Pharmaceuticals - 1.6%
Clinigen Group [1]	425,000	1,474,157
Unichem Laboratories	524,000	1,760,582
Vetoquinol	149,515	5,242,318
Zogenix [1]	530,478	705,536

		9,182,593

Total (Cost $49,335,126)		56,163,902

Industrials – 20.5%
Aerospace & Defense - 0.2%
American Science & Engineering	22,000	1,434,620

Building Products - 1.7%
AAON	200,156	4,177,256
Quanex Building Products	197,500	4,030,975
WaterFurnace Renewable Energy	132,500	1,923,494

		10,131,725

Commercial Services & Supplies - 1.0%
Courier Corporation	135,418	1,489,598
Ennis	261,449	4,044,616

		5,534,214

Construction & Engineering - 2.2%
Layne Christensen [1]	195,669	4,748,887
Raubex Group	1,639,236	3,278,698
Severfield-Rowen	1,060,000	1,662,971
Sterling Construction [1]	318,847	3,169,339

		12,859,895

Electrical Equipment - 2.8%
Elektrobudowa	39,994	1,357,183
Global Power Equipment Group	329,188	5,645,574
Graphite India	2,332,200	3,547,251
LSI Industries	548,613	3,845,777
Voltamp Transformers	200,000	1,576,065

		15,971,850

Machinery - 7.5%
AIA Engineering	172,693	1,037,173
Burckhardt Compression Holding	11,400	3,739,004
CB Industrial Product Holding	1,838,000	1,645,497
Foster (L.B.) Company	112,146	4,871,622
FreightCar America	217,391	4,873,906
Gorman-Rupp Company	44,670	1,332,506
Graham Corporation	354,358	6,909,981
Kadant [1]	165,331	4,382,925
Key Technology [1]	241,129	2,517,387
Pfeiffer Vacuum Technology	27,200	3,293,643
RBC Bearings [1]	67,722	3,390,841
Semperit AG Holding	136,013	5,605,895

		43,600,380

Professional Services - 2.4%
CRA International [1]	194,706	3,849,338
Exponent [1]	66,897	3,734,859
GP Strategies [1]	297,108	6,135,280

		13,719,477

Road & Rail - 2.4%
Marten Transport	390,280	7,177,250
Patriot Transportation Holding [1]	227,440	6,466,119

		13,643,369

Trading Companies & Distributors - 0.3%
Houston Wire & Cable	149,400	1,833,138

Total (Cost $103,163,947)		118,728,668

Information Technology – 13.7%
Communications Equipment - 3.1%
Anaren [1]	345,684	6,723,554
Digi International [1]	321,410	3,043,753
KVH Industries [1]	293,000	4,096,140
Parrot [1]	101,720	3,789,201

		17,652,648

Computers & Peripherals - 0.8%
Avid Technology [1]	82,093	622,265
Novatel Wireless [1]	1,054,136	1,412,542
Super Micro Computer [1]	272,811	2,782,672

		4,817,479

Electronic Equipment, Instruments & Components - 2.0%
Diploma	300,000	2,697,692
Domino Printing Sciences	154,852	1,470,541
Electro Rent	142,600	2,193,188
Fabrinet [1]	187,869	2,468,599
Inficon Holding	6,000	1,438,928
Nice	187,682	650,760

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2012 Annual Report to Shareholders | 13

Schedules of Investments

Royce Capital Fund–Micro-Cap Portfolio (continued)

	SHARES	VALUE
Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
Vaisala Cl. A	23,962	$503,318

		11,423,026

Internet Software & Services - 0.4%
Envestnet [1]	70,716	986,488
World Energy Solutions [1]	358,700	1,560,345

		2,546,833

IT Services - 0.7%
CSE Global	1,637,500	1,054,668
Forrester Research	43,731	1,171,991
Neurones	185,000	2,031,620

		4,258,279

Semiconductors & Semiconductor Equipment - 5.1%
Advanced Energy Industries [1]	306,200	4,228,622
ATMI [1]	257,100	5,368,248
AXT [1]	1,032,947	2,902,581
GSI Technology [1]	516,561	3,238,837
Integrated Silicon Solution [1]	445,300	4,007,700
Mindspeed Technologies [1]	388,136	1,816,476
Rudolph Technologies [1]	215,593	2,899,726
Sigma Designs [1]	652,564	3,360,705
Ultra Clean Holdings [1]	351,976	1,728,202

		29,551,097

Software - 1.6%
Monotype Imaging Holdings	288,642	4,612,499
VASCO Data Security International [1]	543,597	4,435,752

		9,048,251

Total (Cost $76,726,141)		79,297,613

Materials – 14.9%
Chemicals - 2.8%
C. Uyemura & Co.	60,800	1,924,043
Huchems Fine Chemical	145,000	3,505,890
†LSB Industries [1]	60,500	2,142,910
Quaker Chemical	111,859	6,024,726
Societe Internationale de Plantations d’Heveas	30,285	2,480,974

		16,078,543

Construction Materials - 0.2%
Mardin Cimento Sanayii	390,600	1,169,287

Metals & Mining - 11.9%
Alamos Gold	238,200	4,178,737
Allied Nevada Gold [1]	89,329	2,691,483
Argonaut Gold [1]	136,500	1,299,542
Aureus Mining [1]	653,000	393,888
Bear Creek Mining [1]	518,300	1,724,714
Castle (A.M.) & Co. [1,2]	112,057	1,655,082
Endeavour Mining [1]	1,285,500	2,675,163
Endeavour Silver [1]	506,400	3,995,496
Geodrill [1]	1,082,200	1,175,003
Goldgroup Mining [1]	767,100	289,195
†Haynes International	64,670	3,354,433
Horsehead Holding Corporation [1]	562,303	5,741,114
Imdex	782,292	1,398,167
International Tower Hill Mines [1]	329,800	715,666
Lumina Copper [1]	406,200	3,850,875
McEwen Mining [1,2]	804,196	3,080,071
NorthIsle Copper and Gold [1]	360,000	43,430
Olympic Steel	292,228	6,469,928
Phoscan Chemical [1]	2,968,200	850,446
Pilot Gold [1]	1,669,325	3,574,607
Quaterra Resources [1]	895,000	305,921
Revett Minerals [1]	87,000	245,340
Richmont Mines [1,2]	307,665	926,072
Scorpio Mining [1]	1,094,600	1,133,445
Silvercorp Metals	416,600	2,132,992
Soltoro [1]	810,400	423,653
Synalloy Corporation	93,641	1,228,570
Timmins Gold [1]	912,200	2,736,600
Torex Gold Resources [1]	1,009,000	2,231,628
Universal Stainless & Alloy Products [1]	170,536	6,270,609
Village Main Reef	3,750,000	556,465
Western Copper and Gold [1]	720,000	1,022,400
Wildcat Silver [1]	1,232,800	991,495

		69,362,230

Total (Cost $75,361,407)		86,610,060

Telecommunication Services – 0.8%
Diversified Telecommunication Services - 0.8%
Atlantic Tele-Network	122,105	4,482,475

Total (Cost $1,573,429)		4,482,475

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power [1]	1,844,000	797,145

Total (Cost $2,120,432)		797,145

Miscellaneous[4] – 4.8%
Total (Cost $27,756,684)		27,870,427

TOTAL COMMON STOCKS
(Cost $485,350,518)		539,543,718

REPURCHASE AGREEMENT – 7.2%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $42,025,233 (collateralized by obligations of various U.S. Government Agencies, 0.30% due 12/4/13, valued at $42,868,008) (Cost $42,025,000)		42,025,000

14 | Royce Capital Fund 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.1%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0107%)
(Cost $6,393,133)	$6,393,133

TOTAL INVESTMENTS – 101.3%
(Cost $533,768,651)	587,961,851

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.3)%	(7,681,678)

NET ASSETS – 100.0%	$580,280,173

Royce Capital Fund–Small-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 94.5%

Consumer Discretionary – 30.0%
Auto Components - 2.0%
Dorman Products	440,296	$15,560,061

Hotels, Restaurants & Leisure - 0.4%
International Speedway Cl. A	104,666	2,890,875

Media - 0.6%
World Wrestling Entertainment Cl. A	651,879	5,143,325

Specialty Retail - 16.4%
American Eagle Outfitters	655,915	13,452,817
Ascena Retail Group [1]	881,480	16,298,565
Buckle (The)	522,041	23,303,910
Cato Corporation (The) Cl. A	393,905	10,804,814
GameStop Corporation Cl. A	42,072	1,055,586
Guess?	724,354	17,775,647
Jos. A. Bank Clothiers [1]	513,162	21,850,438
Shoe Carnival	811,843	16,634,663
Stein Mart	723,690	5,456,623

		126,633,063

Textiles, Apparel & Luxury Goods - 10.6%
Barry (R.G.)	142,510	2,019,367
†Crocs [1]	732,278	10,537,480
†Deckers Outdoor [1,2]	338,109	13,615,649
G-III Apparel Group [1]	509,094	17,426,288
Maidenform Brands [1]	809,425	15,775,693
Steven Madden [1]	348,261	14,720,993
†Vera Bradley [1,2]	299,970	7,529,247

		81,624,717

Total (Cost $183,464,411)		231,852,041

Consumer Staples – 4.4%
Food & Staples Retailing - 0.4%
Village Super Market Cl. A	100,089	3,288,924

Food Products - 0.5%
J&J Snack Foods	63,972	4,090,370

Personal Products - 3.5%
Inter Parfums	599,533	11,666,912
Nu Skin Enterprises Cl. A	408,177	15,122,958

		26,789,870

Total (Cost $29,638,168)		34,169,164

Energy – 6.0%
Energy Equipment & Services - 5.2%
Helmerich & Payne	34,400	1,926,744
Matrix Service [1]	843,608	9,701,492
Oil States International [1]	78,700	5,630,198
Unit Corporation [1]	500,675	22,555,409

		39,813,843

Oil, Gas & Consumable Fuels - 0.8%
Cimarex Energy	57,118	3,297,422

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2012 Annual Report to Shareholders | 15

Schedules of Investments

Royce Capital Fund–Small-Cap Portfolio (continued)

	SHARES	VALUE
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Energen Corporation	71,700	$3,232,953

		6,530,375

Total (Cost $36,789,300)		46,344,218

Financials – 10.3%
Capital Markets - 1.8%
Federated Investors Cl. B	666,097	13,475,142

Commercial Banks - 1.3%
City Holding Company	295,040	10,282,144

Insurance - 5.3%
Allied World Assurance Company Holdings	168,225	13,256,130
Aspen Insurance Holdings	331,654	10,639,460
Meadowbrook Insurance Group	86,074	497,508
Montpelier Re Holdings	326,765	7,469,848
Reinsurance Group of America	157,800	8,445,456
Validus Holdings	9,985	345,281

		40,653,683

Thrifts & Mortgage Finance - 1.9%
Genworth MI Canada	656,600	14,911,626

Total (Cost $63,187,714)		79,322,595

Health Care – 9.2%
Biotechnology - 0.3%
Emergent Biosolutions [1]	134,411	2,155,953

Health Care Equipment & Supplies - 0.1%
ICU Medical [1]	20,098	1,224,571

Health Care Providers & Services - 6.3%
Chemed Corporation	296,690	20,349,967
Magellan Health Services [1]	217,476	10,656,324
MEDNAX [1]	120,913	9,615,002
U.S. Physical Therapy	284,119	7,824,637

		48,445,930

Pharmaceuticals - 2.5%
†Hi-Tech Pharmacal	336,826	11,782,173
Obagi Medical Products [1]	541,242	7,355,479

		19,137,652

Total (Cost $52,276,433)		70,964,106

Industrials – 6.8%
Aerospace & Defense - 1.7%
Cubic Corporation	283,800	13,613,886

Electrical Equipment - 1.4%
AZZ	288,817	11,099,238

Machinery - 1.6%
†Alamo Group	292,166	9,536,298
Miller Industries	183,276	2,794,959

		12,331,257

Trading Companies & Distributors - 2.1%
Applied Industrial Technologies	379,415	15,939,224

Total (Cost $43,040,222)		52,983,605

Information Technology – 21.9%
Communications Equipment - 5.2%
NETGEAR [1]	579,395	22,839,751
Plantronics	469,065	17,294,426

		40,134,177

Computers & Peripherals - 0.8%
Super Micro Computer [1]	627,403	6,399,511

Electronic Equipment, Instruments & Components - 6.8%
Fabrinet [1]	1,063,709	13,977,136
Littelfuse	220,716	13,620,384
Multi-Fineline Electronix [1]	212,329	4,291,169
Rofin-Sinar Technologies [1]	384,004	8,325,207
†Vishay Intertechnology [1]	1,131,300	12,025,719

		52,239,615

IT Services - 3.0%
†Convergys Corporation	625,800	10,269,378
ManTech International Cl. A	511,470	13,267,532

		23,536,910

Office Electronics - 1.1%
Zebra Technologies Cl. A [1]	215,566	8,467,433

Semiconductors & Semiconductor Equipment - 5.0%
GSI Technology [1]	742,185	4,653,500
Integrated Silicon Solution [1]	352,765	3,174,885
IXYS Corporation	786,693	7,190,374
MKS Instruments	420,833	10,849,075
Teradyne [1]	600,700	10,145,823
Ultra Clean Holdings [1]	529,503	2,599,859

		38,613,516

Total (Cost $171,236,304)		169,391,162

Materials – 3.5%
Chemicals - 3.1%
†Innophos Holdings	147,342	6,851,403
Innospec	486,368	16,774,832

		23,626,235

Containers & Packaging - 0.4%
UFP Technologies [1]	180,866	3,241,119

Total (Cost $25,211,092)		26,867,354

Miscellaneous[4] – 2.4%
Total (Cost $18,239,298)		18,240,250

TOTAL COMMON STOCKS
(Cost $623,082,942)		730,134,495

REPURCHASE AGREEMENT – 6.9%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $53,148,295 (collateralized by obligations of various U.S. Government Agencies, 0.30% due 12/4/13, valued at $54,213,360) (Cost $53,148,000)		53,148,000

16 | Royce Capital Fund 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 2.6%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0107%) (Cost $20,034,712)	$20,034,712

TOTAL INVESTMENTS – 104.0%
(Cost $696,265,654)	803,317,207

LIABILITIES LESS CASH
AND OTHER ASSETS – (4.0)%	(30,874,083)

NET ASSETS – 100.0%	$772,443,124

†	New additions in 2012.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at December 31, 2012.
[3]
A security for which market quotations are not readily available represents 0.0% of net assets for Royce Micro-Cap Portfolio. This security has been valued at its fair value under procedures approved by the Fund’s Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	Includes securities first acquired in 2012 and less than 1% of net assets.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2012, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2012 Annual Report to Shareholders | 17

Statements of Assets and Liabilities	December 31, 2012

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
ASSETS:
Investments at value
(including collateral on loaned securities)	$545,936,851	$750,169,207
Repurchase agreements (at cost and value)	42,025,000	53,148,000
Cash and foreign currency	137,334	721
Receivable for investments sold	2,686,145	1,315,307
Receivable for capital shares sold	104,886	930,392
Receivable for dividends and interest	331,008	185,366
Prepaid expenses and other assets	1,777	1,999
Total Assets	591,223,001	805,750,992
LIABILITIES:
Payable for collateral on loaned securities	6,393,133	20,034,712
Payable for investments purchased	2,541,758	11,309,335
Payable for capital shares redeemed	1,285,265	1,191,271
Payable for investment advisory fees	603,043	639,557
Accrued expenses	119,629	132,993
Total Liabilities	10,942,828	33,307,868
Net Assets	$580,280,173	$772,443,124
ANALYSIS OF NET ASSETS:
Paid-in capital	$515,619,193	$606,501,825
Undistributed net investment income (loss)	188,221	9,501,778
Accumulated net realized gain (loss) on investments and foreign currency	10,283,579	49,387,968
Net unrealized appreciation (depreciation) on investments and foreign currency	54,189,180	107,051,553
Net Assets	$580,280,173	$772,443,124
Investment Class	$543,516,482	$623,830,266
Service Class	36,763,691	148,612,858
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	49,640,631	56,571,825
Service Class	3,383,066	13,624,811
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
(offering and redemption price per share)
Investment Class	$10.95	$11.03
Service Class	10.87	10.91
Investments at identified cost	$491,743,651	$643,117,654
Market value of loaned securities	6,161,399	20,501,533

18 | Royce Capital Fund 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio
	Year ended	Year ended	Year ended	Year ended
	12/31/12	12/31/11	12/31/12	12/31/11
INVESTMENT OPERATIONS:
Net investment income (loss)	$2,330,748	$(2,109,524)	$9,505,137	$709,733
Net realized gain (loss) on investments and foreign currency	17,880,619	38,186,298	49,554,361	39,241,303
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	23,099,628	(120,194,095)	35,711,985	(66,446,967)
Net increase (decrease) in net assets from investment operations	43,310,995	(84,117,321)	94,771,483	(26,495,931)
DISTRIBUTIONS:
Net investment income
Investment Class	–	(15,334,079)	(667,778)	(2,311,678)
Service Class	–	(670,256)	(39,734)	(235,077)
Net realized gain on investments and foreign currency
Investment Class	(11,906,469)	–	(15,369,932)	–
Service Class	(786,410)	–	(3,569,688)	–
Total distributions	(12,692,879)	(16,004,335)	(19,647,132)	(2,546,755)
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	58,248,188	129,890,186	209,348,184	167,658,571
Service Class	16,020,218	16,617,956	60,473,384	50,306,363
Distributions reinvested
Investment Class	11,906,469	15,334,079	16,037,710	2,311,678
Service Class	786,410	670,256	3,609,422	235,077
Value of shares redeemed
Investment Class	(125,493,292)	(156,102,760)	(319,208,920)	(123,030,315)
Service Class	(7,399,459)	(4,370,394)	(3,749,290)	(9,362,167)
Net increase (decrease) in net assets from capital share
transactions	(45,931,466)	2,039,323	(33,489,510)	88,119,207
NET INCREASE (DECREASE) IN NET ASSETS	(15,313,350)	(98,082,333)	41,634,841	59,076,521
NET ASSETS:
Beginning of year	595,593,523	693,675,856	730,808,283	671,731,762
End of year	$580,280,173	$595,593,523	$772,443,124	$730,808,283
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$188,221	$(3,070,211)	$9,501,778	$705,358

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2012 Annual Report to Shareholders | 19

Statements of Operations	Year Ended December 31, 2012

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
INVESTMENT INCOME:
Income:
Dividends	$10,361,687	$16,895,218
Foreign withholding tax	(409,898)	(46,980)
Interest	30,886	26,545
Securities lending	427,703	199,029
Total income	10,410,378	17,073,812
Expenses:
Investment advisory fees	7,519,365	6,897,415
Distribution fees	79,316	275,753
Custody	177,310	73,707
Shareholder reports	106,362	122,260
Administrative and office facilities	74,369	81,327
Audit	48,538	31,639
Trustees’ fees	46,273	50,516
Shareholder servicing	11,931	14,581
Legal	10,006	10,702
Registration	400	1,999
Other expenses	19,651	20,463
Total expenses	8,093,521	7,580,362
Compensating balance credits	(63)	(24)
Fees waived by distributor	(13,828)	(11,663)
Net expenses	8,079,630	7,568,675
Net investment income (loss)	2,330,748	9,505,137
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	17,906,955	49,555,566
Foreign currency transactions	(26,336)	(1,205)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	23,097,781	35,711,985
Other assets and liabilities denominated in foreign currency	1,847	–
Net realized and unrealized gain (loss) on investments and foreign currency	40,980,247	85,266,346
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$43,310,995	$94,771,483

20 | Royce Capital Fund 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized			Distributions from Net					Ratio of Expenses to Average Net Assets			Ratio of Net
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Micro-Cap Portfolio – Investment Class
2012	$10.41	$0.04	$0.74	$0.78	$–	$(0.24)	$(0.24)	$10.95	7.60%	$543,516	1.33%	1.33%	1.33%	0.39%	21%
2011	12.18	(0.03)	(1.45)	(1.48)	(0.29)	–	(0.29)	10.41	(12.10)	569,498	1.32	1.32	1.32	(0.31)	35
2010	9.52	(0.01)	2.87	2.86	(0.20)	–	(0.20)	12.18	30.10	676,654	1.32	1.32	1.32	(0.09)	35
2009	6.03	(0.01)	3.50	3.49	–	–	–	9.52	57.88	522,092	1.33	1.33	1.33	(0.13)	33
2008	13.47	0.13	(5.99)	(5.86)	(0.30)	(1.28)	(1.58)	6.03	(43.27)	328,059	1.32	1.32	1.32	1.05	51

Micro-Cap Portfolio – Service Class
2012	$10.35	$0.03	$0.73	$0.76	$–	$(0.24)	$(0.24)	$10.87	7.45%	$36,764	1.59%	1.59%	1.55%	0.27%	21%
2011	12.13	(0.11)	(1.39)	(1.50)	(0.28)	–	(0.28)	10.35	(12.26)	26,096	1.60	1.60	1.49	(0.46)	35
2010	9.49	(0.08)	2.91	2.83	(0.19)	–	(0.19)	12.13	29.90	17,022	1.63	1.63	1.40	(0.12)	35
2009	6.02	(0.03)	3.50	3.47	–	–	–	9.49	57.64	6,907	1.73	1.73	1.58	(0.36)	33
2008	13.45	0.05	(5.92)	(5.87)	(0.28)	(1.28)	(1.56)	6.02	(43.44)	3,725	1.92	1.92	1.58	0.70	51

Small-Cap Portfolio – Investment Class
2012	$10.07	$0.15	$1.10	$1.25	$(0.01)	$(0.28)	$(0.29)	$11.03	12.50%	$623,830	1.06%	1.06%	1.06%	1.37%	62%
2011	10.45	0.01	(0.35)	(0.34)	(0.04)	–	(0.04)	10.07	(3.28)	651,243	1.05	1.05	1.05	0.11	36
2010	8.68	0.04	1.74	1.78	(0.01)	–	(0.01)	10.45	20.52	630,227	1.06	1.06	1.06	0.47	34
2009	6.42	0.01	2.25	2.26	–	–	–	8.68	35.20	467,401	1.07	1.07	1.07	0.20	46
2008	9.96	0.00	(2.72)	(2.72)	(0.06)	(0.76)	(0.82)	6.42	(27.18)	291,898	1.07	1.07	1.07	0.07	45

Small-Cap Portfolio – Service Class
2012	$9.98	$0.15	$1.06	$1.21	$(0.00)	$(0.28)	$(0.28)	$10.91	12.22%	$148,613	1.31%	1.31%	1.30%	1.41%	62%
2011	10.38	(0.01)	(0.36)	(0.37)	(0.03)	–	(0.03)	9.98	(3.55)	79,565	1.30	1.30	1.26	(0.02)	36
2010	8.64	0.03	1.72	1.75	(0.01)	–	(0.01)	10.38	20.26	41,505	1.34	1.34	1.30	0.36	34
2009	6.40	(0.00)	2.24	2.24	–	–	–	8.64	35.00	5,160	1.62	1.62	1.36	(0.04)	46
2008	9.94	(0.02)	(2.73)	(2.75)	(0.03)	(0.76)	(0.79)	6.40	(27.50)	1,438	1.96	1.96	1.36	(0.21)	45

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2012 Annual Report to Shareholders | 21

Notes to Financial Statements

Summary of Significant Accounting Policies:

     Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund's Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedules of Investments.

Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2012. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Micro-Cap Portfolio
Common Stocks	$404,085,630	$135,267,457	$190,631	$539,543,718
Cash Equivalents	6,393,133	42,025,000	–	48,418,133
Small-Cap Portfolio
Common Stocks	730,134,495	–	–	730,134,495
Cash Equivalents	20,034,712	53,148,000	–	73,182,712

For the year ended December 31, 2012, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Funds recognize transfers between levels as of the end of the reporting period. At December 31, 2012, securities valued at $14,563,551 were transferred from Level 2 to Level 1 for Royce Micro-Cap Portfolio within the fair value hierarchy.

22 | Royce Capital Fund 2012 Annual Report to Shareholders

Valuation of Investments (continued):

Level 3 Reconciliation:
		Realized and Unrealized
	Balance as of 12/31/11	Gain (Loss) [1]	Balance as of 12/31/12
Micro-Cap Portfolio
Common Stocks	$182,286	$8,345	$190,631

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Royce Capital Fund 2012 Annual Report to Shareholders | 23

Notes to Financial Statements (continued)

Line of Credit:
      The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 12, 2013. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the year ended December 31, 2012.

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11

Micro-Cap Portfolio
Investment Class	5,282,384	10,881,521	1,127,507	1,518,226	(11,493,769)	(13,235,099)	(5,083,878)	(835,352)
Service Class	1,466,845	1,414,914	74,967	66,692	(679,581)	(363,651)	862,231	1,117,955

Small-Cap Portfolio
Investment Class	19,500,699	15,958,086	1,494,661	236,126	(29,094,754)	(11,804,762)	(8,099,394)	4,389,450
Service Class	5,660,111	4,873,500	339,870	24,234	(349,380)	(923,986)	5,650,601	3,973,748

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to reimburse class-specific expenses (excluding acquired fund fees and expenses) to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.58% for the Service Class of Micro-Cap Portfolio through April 30, 2013. For the year ended December 31, 2012, Micro-Cap Portfolio recorded advisory fees of $7,519,365 and Small-Cap Portfolio recorded advisory fees of $6,897,415.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the year ended December 31, 2012, Micro-Cap Portfolio-Service Class recorded net distribution fees of $65,488 and Small-Cap Portfolio-Service Class recorded net distribution fees of $264,090.

Purchases and Sales of Investment Securities:
       For the year ended December 31, 2012, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales
Micro-Cap Portfolio	$117,391,240	$183,242,145
Small-Cap Portfolio	406,441,646	433,789,528

Class Specific Expenses:
       Class specific expenses were as follows for the year ended December 31, 2012:

	Net				Transfer Agent
	Distribution	Shareholder	Shareholder		Balance
	Fees	Servicing	Reports	Registration	Credits	Total
Micro-Cap Portfolio – Investment Class	$–	$5,761	$104,213	$–	$(3)	$109,971
Micro-Cap Portfolio – Service Class	65,488	6,170	2,149	400	(1)	74,206
	65,488	11,931	106,362	400	(4)
Small-Cap Portfolio – Investment Class	–	8,378	112,338	999	(3)	121,712
Small-Cap Portfolio – Service Class	264,090	6,203	9,922	1,000	(1)	281,214
	264,090	14,581	122,260	1,999	(4)

24 | Royce Capital Fund 2012 Annual Report to Shareholders

Tax Information:
     At December 31, 2012, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
		Appreciation	Gross Unrealized
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Micro-Cap Portfolio	$541,760,076	$46,201,775	$113,780,289	$67,578,514
Small-Cap Portfolio	696,910,382	106,406,825	135,577,996	29,171,171

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.
Distributions during the years ended December 31, 2012 and 2011, were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains

	2012	2011	2012	2011
Micro-Cap Portfolio	$–	$15,999,557	$12,692,879	$4,778
Small-Cap Portfolio	707,512	2,546,755	18,939,620	–

The tax basis components of distributable earnings at December 31, 2012, were as follows:

		Undistributed	Net Unrealized	Total
	Undistributed	Long-Term	Appreciation	Distributable
	Ordinary Income	Capital Gains	(Depreciation)[1]	Earnings
Micro-Cap Portfolio	$2,902,794	$15,560,433	$46,197,753	$64,660,980
Small-Cap Portfolio	13,624,646	45,909,826	106,406,827	165,941,299

[1]	Includes timing differences on foreign currency, recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2012, the Funds recorded the following permanent reclassifications, which relate primarily to net operating losses, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital
Micro-Cap Portfolio	$927,683	$(927,683)	–
Small-Cap Portfolio	(1,205)	1,205	–

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2009 – 2012) and has concluded that as of December 31, 2012, no provision for income tax is required in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Royce Capital Fund and the Shareholders of
Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio (constituting Royce Capital Fund, hereafter referred to as the “Funds”) at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2013

Royce Capital Fund 2012 Annual Report to Shareholders | 25

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2012, and held for the entire six-month period ended December 31, 2012. Service Class shares are generally available only through certain insurance companies, brokers or retirement plan administrators who receive service fees from the Fund for services that they perform.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2012, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/12	12/31/12	Period[1]	7/1/12	12/31/12	Period[1]	Ratio[2]
Investment Class

Micro-Cap Portfolio	$1,000.00	$1,050.81	$6.86	$1,000.00	$1,018.45	$6.75	1.33%
Small-Cap Portfolio	1,000.00	1,069.76	5.51	1,000.00	1,019.81	5.38	1.06%

Service Class

Micro-Cap Portfolio	1,000.00	1,049.20	8.19	1,000.00	1,017.14	8.06	1.59%
Small-Cap Portfolio	1,000.00	1,068.63	6.81	1,000.00	1,018.55	6.65	1.31%

[1]
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 366 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts or retirement plans investing in the Fund.

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

Federal Tax Information

In January 2013, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2012.

2012 Supplemental Tax Information:

			%	Long-Term Capital
	%	% U.S. Govt	Income Qualifying	Gain Distribution or
Fund	QDI	Income	For DRD	Maximum Allowable (000’s)
Micro-Cap Portfolio	N/A	N/A	N/A	$12,693
Small-Cap Portfolio	100.00%	N/A	100.00%	18,940

Definitions:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

26 | Royce Capital Fund 2012 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee 1, President
Age: 73 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Patricia W. Chadwick, Trustee
Age: 64 | Number of Funds Overseen: 34 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 73 | Number of Funds Overseen: 34 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 70 | Number of Funds Overseen: 48 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 73 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 67 | Number of Funds Overseen: 48 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 61 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 54 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 54 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 50 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 45 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 53 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

Royce Capital Fund 2012 Annual Report to Shareholders | 27

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2012, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2012 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
    Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
    Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.
    All indexes referenced are unmanaged and capitalization weighted. Each indexes’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large-Cap Index is an index of global large-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. The CRSP (Center for Research in Security Pricing) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 Index and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000 Index. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
    Royce Capital Fund–Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund–Small-Cap Portfolio invests primarily in securities of small-cap companies that may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio (up to 35%) and Royce Capital Fund–Small-Cap Portfolio (up to 25%) may each invest its assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
   This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

   The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

28 | Royce Capital Fund 2012 Annual Report to Shareholders

The Lessons of 40 Years

November 2012 marked the 40th anniversary of Chuck Royce’s management of Royce Pennsylvania Mutual Fund. Forty years is a long time to do anything, of course, so this happy and momentous event has naturally focused our attention on what we have learned from managing portfolios with a small-cap value orientation. More precisely, we thought about what the most significant lessons have been over four full decades in the mutual fund business. Ultimately, three ideas made it to the top of our list.
     The first is the importance of managing risk. Chuck’s formative years running the Fund coincided with the severe bear market of 1973-4, precipitated by the fall of the “Nifty Fifty,” a group of well known large-cap stocks that had previously been thought to be almost impervious to major market corrections (it would not be the last time a group of stocks earned and lost that kind of lofty reputation). Chuck’s portfolio shed value as dramatically as most others. The bear market recalled to him one of the central lessons of value investing, one that became integral to his own burgeoning approach—capital preservation is as critical to building strong returns as capital appreciation.
     As the Fund began to recover from the bear market near the end of 1974, Chuck began to concentrate his efforts on finding what he thought were well-managed companies with the financial strength to withstand adversity. A set of criteria soon emerged that he wanted in each portfolio holding. This list included a strong balance sheet, high returns on capital, and the ability to generate free cash flow. He reasoned that companies with these attributes had what it took to better hold their value during difficult periods for the company, its industry, or the economy as a whole.
     The second lesson in some ways grew out of the first. Chuck saw that small-caps, especially in the first two-and-a-half decades of his history with the Fund, were often vulnerable and volatile. Yet within the large and diverse small-cap universe were many conservatively capitalized, effectively managed businesses that performed very well, notably over full market cycle periods. These lengthier spans tended to smooth out some of the inherent volatility to which nearly every company in the asset class was subject to some degree. There was also a benefit to be drawn from seeing how a company performed in both up and down markets, an observation he quickly extended to his own approach. Many styles did well in up markets; others held up in downturns. Chuck wanted an approach that could potentially excel through both up and down phases—through full market cycles, in other words. He decided that an approach that did better in down phases while remaining competitive on the upside would work best in trying to meet that objective. This is how the firm’s emphasis on long-term returns became crucial.
     From this came the importance of patience and absolute returns. Stressing long-term results has often meant that our Funds were out of sync with their benchmarks over short- and/or intermediate-term periods. It also meant that, even when the Funds outpaced their respective benchmarks over market cycle and other long-term performance periods, we still care most about absolute returns. We thoroughly enjoy outperforming our small-cap benchmarks, but we learned early in our tenure that one cannot eat from the table of relative results. Given the choice, we would much prefer doubling our investors’—and our own—money every five to seven years or so to the occasional victory over a small-cap index.
     Anniversaries nearly always lead to a look behind, a gaze through life’s rear-view mirror. As we engage in a review of what has mattered over the years, what pleases us most about our long-term record are the lives that our investments have helped to make better. Close behind is the realization that so much of what was important then remains important now—because it still works.

The thoughts in this essay concerning the stock market are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements.

This page is not part of the 2012 Annual Report to Shareholders

About The Royce Funds

Wealth Of Experience
With approximately $35 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for 40 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, four assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees, and their families currently have approximately $147 million invested in The Royce Funds.

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

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Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2012 - $43,333
Year ended December 31, 2011 - $41,943

(b)	Audit-Related Fees:
Year ended December 31, 2012 - $0
Year ended December 31, 2011 - $0

(c)	Tax Fees:
Year ended December 31, 2012 - $20,367 - Preparation of tax returns and excise tax review
Year ended December 31, 2011 - $17,899 - Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2012 - $0
Year ended December 31, 2011 - $0

(e)(1)        Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

                If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

                Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2012 – $20,367
Year ended December 31, 2011 – $17,899

(h)	No such services were rendered during 2012 or 2011.

Item 5. Audit Committee of Listed Registrants. Not Applicable

Item 6. Investments.

(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY: /s/ Charles M. Royce
Charles M. Royce
President

Date:	February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND		ROYCE CAPITAL FUND

BY: /s/ Charles M. Royce		BY: /s/ John D. Diederich
Charles M. Royce		John D. Diederich
President		Chief Financial Officer

Date:	February 25, 2013	Date:	February 25, 2013